UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            _____________________

                                  FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                               March 16, 2004
______________________________________________________________________________
               Date of report (Date of earliest event reported)


                        Peoples Community Bancorp, Inc.
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Maryland                             000-29949                31-1686242
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)


6100 West Chester Road, West Chester, Ohio                      45069
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)


                                  (513) 870-3530
______________________________________________________________________________
                (Registrant's telephone number, including area code)


                                  Not Applicable
______________________________________________________________________________
           (Former name or former address, if changed since last report)






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Item 5.   Other Events and Required FD Disclosure
          _______________________________________

      On March 16, 2004, Peoples Community Bancorp, Inc. issued a press release announcing (i) the effectiveness of a registration statement relating to a proposed rights offering to its existing stockholders and a concurrent offering to members of the general public and (ii) the execution of a stock purchase agreement. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          __________________________________________________________________

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  The following exhibit is included with this Report:

Exhibit No.         Description
___________         ___________

     99.1           Press Release, dated March 16, 2004
















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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PEOPLES COMMUNITY BANCORP, INC.


   Date: March 17, 2004                  By:  /s/ Teresa A. O'Quinn
                                              __________________________
                                              Teresa A. O'Quinn
                                              Chief Financial Officer














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